UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2024

INTEGRATED WELLNESS ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41131	98-1615488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

59 N. Main Street

Florida, NY 10921

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (845) 651-5039

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	WEL.U	The New York Stock Exchange
Class A ordinary shares included as part of the units	WEL	The New York Stock Exchange
Redeemable warrants included as part of the units	WEL.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

Business Combination Agreement

This section describes the material provisions of the Business Combination Agreement (as defined below) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1. Shareholders and other interested parties are urged to read the Business Combination Agreement in its entirety. Unless otherwise defined herein, the capitalized terms used below are defined in the Business Combination Agreement.

General Terms and Effects

As previously disclosed by Integrated Wellness Acquisition Corp, a Cayman Islands exempted company with limited liability (“IWAC” or “Purchaser), in its Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) on June 5, 2024, on May 30, 2024, IWAC entered into a Business Combination Agreement (the “Original Business Combination Agreement”) with IWAC Georgia Merger Sub, Inc., a Georgia corporation and a wholly owned subsidiary of IWAC, and Btab Ecommerce Group, Inc., a Georgia corporation (“Btab” or the “Company”).

On August 26, 2024, IWAC and Btab entered into an Amended and Restated Business Combination Agreement (the “Business Combination Agreement”) with IWAC Holding Company Inc., a Delaware corporation, a wholly-owned subsidiary of IWAC (“Pubco”), IWAC Purchaser Merger Sub II Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“Purchaser Merger Sub”), IWAC Company Merger Sub Inc., a Georgia corporation and a wholly-owned subsidiary of Pubco (“Company Merger Sub”), and acknowledging and agreeing solely with respect to Section 2.1(a)(ii) thereof, Binson Lau. The Business Combination Agreement amended, restated and superseded the Original Business Combination Agreement.

Pursuant to the Business Combination Agreement, the Business Combination will be effected in two steps. Subject to the approval and adoption of the Business Combination Agreement by the shareholders of IWAC and Btab, on the date of the consummation of the Business Combination (the “Closing Date”) and following the Domestication (as defined below): (a) Purchaser Merger Sub will merge with and into IWAC (the “Purchaser Merger”), with IWAC as the surviving company in the Purchaser Merger (the time at which the Purchaser Merger becomes effective is referred to herein as the “Purchaser Merger Effective Time”) and, as a result of the Purchaser Merger, IWAC will become a wholly owned Subsidiary of Pubco with the security holders of IWAC receiving securities of Pubco with terms substantially equivalent to the terms of their securities of IWAC, and (b) Company Merger Sub will merge with and into Btab (the “Company Merger” and together with the Purchaser Merger, the “Mergers”), with Btab as the surviving company in the Company Merger (the time at which the Company Merger becomes effective is referred to herein as the “Company Merger Effective Time”) and, as a result of the Company Merger, Btab will become a wholly owned Subsidiary of Pubco. Upon the consummation of the transactions contemplated by the Business Combination Agreement (the “Transactions”), Pubco expects to be renamed “Btab Ecommerce Holdings, Inc.”

Pre-Closing Recapitalization and Domestication

At least one day prior to the consummation of the Transactions (the “Closing”), IWAC shall cause each IWAC Class B ordinary share to be converted into one IWAC Class A ordinary share, in accordance with IWAC’s governing documents.

In addition, prior to the Purchaser Merger Effective Time, in order to facilitate the consummation of the Transactions, IWAC shall transfer by way of continuation from the Cayman Islands to Delaware and domesticate as a Delaware corporation in accordance with Section 388 of the General Corporation Law of the State of Delaware and Part XII of the Cayman Islands Companies Act (as amended) (the “Domestication”). In connection with the Domestication, each IWAC Class A ordinary share, par value $0.0001 (each an “IWAC Class A Ordinary Share”) that is issued and outstanding immediately prior to the Domestication shall become one share of IWAC Class A common stock, par value $0.0001 per share (each an “IWAC Class A Common Share”).

On the Closing Date, prior to the Company Merger Effective Time, Btab shall file an amendment to its articles of incorporation (the “Btab Charter Amendment”), which amendment shall, among other things, create a new class of voting common stock with 10,000 votes per share, par value $0.001 (“Btab Class V Shares”). After the effectiveness of the filing of the Btab Charter Amendment, but prior to the Company Merger Effective Time, Binson Lau, the Chief Executive Officer of the Btab, who is also the Chairman of the Board of IWAC, shall exchange (x) all of his shares of Btab preferred stock, $0.001 per share (the “Btab Preferred Shares”) plus (y) such number of shares of Btab common stock, par value $0.001 per share (the “Btab Common Shares”), as will result in the issuance to Binson Lau of 100,000 Btab Class V Shares. Upon such exchange, all of the Btab Preferred Shares shall be terminated, extinguished and cancelled in full (the transactions in this paragraph above, collectively, the “Btab Reorganization”).

Transaction Consideration

The Transaction consideration to be paid by Pubco to the shareholders of Btab as of immediately prior to the Company Merger Effective Time (the “Btab Shareholders”) for their Btab Common Shares and their Btab Class V Shares shall be an aggregate amount equal to $250,000,000 (the “IWAC Equity Value”). The Transaction consideration shall be paid solely by Pubco issuing an aggregate of 25,000,000 new shares of common stock to the Btab Shareholders, consisting of 24,900,000 Pubco Class A Common Shares (the “Aggregate Class A Share Consideration”) and 100,000 Pubco Class V Common Shares (the “Aggregate Class V Share Consideration”), with each Pubco Class A Common Share and each Pubco Class V Common Share valued at $10.00 per share.

At the Purchaser Merger Effective Time, (1) each issued and outstanding IWAC Class A Common Share shall be converted automatically into and thereafter represent the right to receive one Pubco Class A Common Share and (2) each issued and outstanding IWAC public warrant shall be converted into one Pubco public Warrant, and each outstanding IWAC private warrant shall be converted into one Pubco private warrant, and each of the Pubco public warrants and Pubco private warrants shall have and be subject to substantially the same terms and conditions set forth in the IWAC public warrants and IWAC private warrants, respectively.

At the Company Merger Effective Time, (1) each Btab Common Share (other than (x) the Btab Common Shares that are dissenting shares and (y) treasury shares) issued and outstanding as of immediately prior to the Company Merger Effective Time, shall be automatically canceled and extinguished and converted into the right to receive a number of Pubco Class A Common Shares equal to its pro rata share of the Aggregate Class A Share Consideration, and (2) the BtabClass V Shares (other than (x) the Btab Class V Shares that are dissenting shares and (y) treasury shares) issued and outstanding as of immediately prior to the Company Merger Effective Time, shall be automatically canceled and extinguished and converted into the right to receive the Aggregate Class V Share Consideration.

Effective upon the Purchaser Merger Effective Time, Pubco will amend and restate its (i) certificate of incorporation in a form reasonably acceptable to the Parties (the “Proposed Charter”) and (ii) bylaws. The Proposed Charter will reflect the change of the corporate name of Pubco to “BTAB Ecommerce Holdings, Inc.” In addition, the Proposed Charter shall include a new class of Pubco voting common stock with 1,000 votes per share, par value $0.0001 (the “Pubco Class V Common Shares”).

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of the parties thereto with respect to, among other things, (i) organization and qualification, (ii) capitalization, (iii) authorization to enter into the Business Combination Agreement, (iv) financial statements, (v) absence of undisclosed liabilities, (vi) approvals and permits, (vii) material contracts, (viii) absence of certain changes, (ix) litigation, (x) compliance with laws, (xi) employee plans, (xii) environmental matters, (xiii) intellectual property, (xiv) labor matters, (xv) insurance, (xvi) taxes, (xvii) brokers, (xviii) real and personal property, (xix) transactions with affiliates, (xx) data privacy, (xxi) customers and suppliers, (xxii) anti-corruption laws, (xxiii) SEC filings and (xxiv) information supplied.

Covenants

The Business Combination Agreement includes customary covenants of the parties with respect to the operation of their respective businesses during the period after the date of the Business Combination Agreement and prior to consummation of the Mergers and their respective efforts to consummate the Mergers. The Business Combination Agreement also contains additional covenants of the parties, including, among others, (i) covenants providing for Pubco, IWAC and Btab to cooperate in the preparation of the Registration Statement/Proxy Statement (required to be filed in connection with the Transactions), (ii) covenants for IWAC to hold a meeting of its shareholders to vote on, among other things, the approval of the Business Combination Agreement and the Merger, (iii) covenants for Btab to obtain the Shareholder Support Agreements, and (iv) covenants for Btab to obtain and deliver the written consent of the Btab shareholders (the “Btab Shareholder Written Consent”).

Pubco Equity Incentive Plan

Upon the Company Merger Effective Time, Pubco will adopt, subject to the receipt of the requisite approval of IWAC’s shareholders, the Incentive Plan, in the form as IWAC and Btab shall mutually agree, which plan shall reserve for grant thereunder a number of Pubco Class A Common Shares equal to twenty percent (20%) of Pubco’s post-closing fully diluted equity. The Incentive Plan will also have a customary evergreen provision.

Btab Exclusivity Restrictions

During the period between the date of the Business Combination Agreement and the earlier of (x) the Closing or (y) the termination of the Business Combination Agreement in accordance with its terms, Btab has agreed not to, among other things, (i) solicit, initiate, seek, entertain, encourage (including by means of furnishing or disclosing information), facilitate, endorse, recommend, accept, discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (whether formal or informal, written, oral or otherwise) with respect to a Company Acquisition Proposal; (ii) furnish or provide any non-public information or documents to any person in connection with, or that could reasonably be expected to lead to, a Company Acquisition Proposal; (iii) enter into, participate in or continue in any discussions or negotiations with any third party in connection with or related to, or approve, accept, or enter into any letter of intent, term sheet or Contract or other arrangement or understanding regarding, any Company Acquisition Proposal; (iv) prepare, submit, file or take any steps in connection with a public or other offering or sale of any equity securities of any Group Company (or any Affiliate, current or future parent entity or successor of any Group Company), including making any filings or confidential submissions to the U.S. Securities and Exchange Commission (the “SEC”) related thereto; (v) consummate any Company Acquisition Proposal or (vi) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any person to do or seek to do any of the items set forth above. As of the date of the Business Combination Agreement, Btab will (A) terminate, and cause each of its parent entities, affiliates and subsidiaries, and its and their representatives to terminate, any and all existing discussions or negotiations with any party other than IWAC and its affiliates regarding a Company Acquisition Proposal, (B) notify IWAC promptly upon receipt of any Company Acquisition Proposal by any Group Company or affiliate or any officer, director, equity holder, employee or other representative, and to describe the material terms and conditions of any such Company Acquisition Proposal in reasonable detail (including the identity of the persons making such Company Acquisition Proposal) and to provide a copy of any such Company Acquisition Proposal, if extended in writing, and (C) keep IWAC reasonably informed on a current basis of any modifications to such offer or information.

IWAC Exclusivity Restrictions

During the period between the date of the Business Combination Agreement and the earlier of (x) the Closing or (y) the termination of the Business Combination Agreement in accordance with its terms, IWAC has agreed not to, among other things, (i) solicit, initiate, encourage (including by means of furnishing or disclosing information), facilitate, discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with respect to a Purchaser Acquisition Proposal; (ii) furnish or disclose any non-public information to any person in connection with, or that could reasonably be expected to lead to, a Purchaser Acquisition Proposal; (iii) enter into any contract or other arrangement or understanding regarding a Purchaser Acquisition Proposal; (iv) prepare or take any steps in connection with an offering of any securities of any IWAC party (or any Affiliate or successor of IWAC); or (v) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any person to do or seek to do any of the items set forth above. IWAC agrees to (a) notify Btab promptly upon receipt of any Purchaser Acquisition Proposal by IWAC, and to describe the material terms and conditions of any such Purchaser Acquisition Proposal in reasonable detail (including the identity of any person or entity making such IWAC Acquisition Proposal) and (b) keep Btab reasonably informed on a current basis of any modifications to such offer or information.

IWAC Change in Recommendation

IWAC is required to include in the Registration Statement/Proxy Statement the recommendation of IWAC’s board of directors (the “IWAC Board”) to IWAC’s shareholders that they approve the Transaction Proposals relating to the Transactions (the “IWAC Board Recommendation”), except in the case of a Change in Recommendation. The IWAC Board shall be permitted to withdraw or modify the IWAC Board Recommendation (a “Change in Recommendation”) if the IWAC Board determines that a failure to make a Change in Recommendation would be inconsistent with its fiduciary duties under applicable law.

Btab PCAOB Financials

Btab agreed to deliver to IWAC, within 60 days after the date of the Business Combination Agreement, its audited and unaudited financial statements, including its PCAOB audited financial statements for the fiscal year end December 31, 2023 and its auditor reviewed financial statements for the fiscal quarter ended March 31, 2024.

Conditions to Each Party’s Obligations

The obligations of IWAC, Merger Sub and Btab to consummate the Merger are subject to the satisfaction or waiver of certain closing conditions, including, but not limited to, (i) the applicable waiting period under the HSR Act relating to the Transactions having expired or been terminated, (ii) the absence of any governmental order or law restraining, prohibiting or making illegal the consummation of the Transactions, (iii) the approval of IWAC’s shareholders of the Transaction Proposals, (iv) the approval of Btab’s shareholders of the Business Combination Agreement and the Transactions (including the Merger), (v) the effectiveness of the Registration Statement/Proxy Statement under the Securities Act of 1933, as amended (the “Securities Act”), and (vi) IWAC having at least $5,000,001 of net tangible assets as of immediately after the Effective Time.

The obligation of IWAC and Merger Sub to consummate the Transactions is also subject to the satisfaction or waiver of other closing conditions, including, but not limited to, (i) the representations and warranties of Btab being true and correct to the standards applicable to such representations and warranties, (ii) each of the covenants of Btab required to be completed at or prior to the Closing having been performed or complied with in all material respects, (iii) the absence of a Company Material Adverse Effect, (iv) the Btab Reorganization being completed, and (v) the delivery of customary closing certificates and transaction documents.

The obligation of Btab to consummate the Transactions is also subject to the satisfaction or waiver of other closing conditions, including, but not limited to, (i) the representations and warranties of IWAC and Merger Sub being true and correct to the standards applicable to such representations and warranties, (ii) each of the covenants of IWAC required to be completed at or prior to the Closing having been performed or complied with in all material respects, (iii) the approval by the New York Stock Exchange of the listing of the Pubco Shares to be issued in connection with the Mergers, (iv) the Domestication having been consummated on the Closing Date prior to the Purchaser Merger Effective Time, and (v) the delivery of customary closing certificates and transaction documents.

If permitted under applicable law, either IWAC or Btab may waive in writing any conditions for the benefit of itself contained in the Business Combination Agreement. If any of the conditions to a party’s obligation to consummate the applicable Merger is not satisfied or waived in writing by such party, then such party will not be required to consummate such Merger.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the Closing, including, but not limited to:

(i)	by mutual written consent of IWAC and Btab;

(ii)	by IWAC, if Btab breaches its representations, warranties and covenants in the Business Combination Agreement such that the closing conditions would not be satisfied (subject to a cure period);

(iii)	by Btab, if IWAC breaches its representations, warranties and covenants in the Business Combination Agreement such that the closing conditions would not be satisfied (subject to a cure period);

(iv)	subject to certain limited exceptions, by either IWAC or Btab if the Merger is not consummated by the date that is the last date for IWAC to consummate its initial business combination in accordance with its governing documents (after giving effect to any Charter Extension Amendments);

(v)	by either IWAC or Btab, if the requisite approval by IWAC shareholders of the Required Purchaser Shareholder Approval was not obtained;

(vi)	by either IWAC or Btab, if a governmental order permanently enjoining, restraining or otherwise prohibiting the consummation of the Transactions is issued and becomes final and non-appealable; and

(viii)	by IWAC, if Btab does not deliver the Btab Shareholder Written Consent within two (2) Business Days following the date the Registration Statement is declare effective.

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement other than customary confidentiality obligations, except in the case of Willful Breach or Fraud (each as defined in the Business Combination Agreement).

The Business Combination Agreement contains representations, warranties and covenants that the parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about IWAC, Btab or any other party to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in IWAC’s public disclosures.

Important Information About the Business Combination and Where to Find It

In connection with the Business Combination Agreement and the Transactions, Pubco intends to file with the SEC a Registration Statement on Form S-4, which will include a prospectus for Pubco’s securities and a proxy statement for IWAC’s shareholders (the “Registration Statement”). The Registration Statement has not been filed with or declared effective by the SEC. Promptly after the Registration Statement is declared effective by the SEC, IWAC will mail the definitive proxy statement and a proxy card to its shareholders. Investors and securityholders of IWAC and other interested persons are advised to read, when available, the preliminary proxy statement to be filed with the SEC, and amendments thereto, and the definitive proxy statement in connection with IWAC’s solicitation of proxies for the special meeting to be held to approve the Business Combination Agreement and the Transactions, and other documents filed in connection with the proposed Transactions because these documents will contain important information about Btab, IWAC, the combined company following the consummation of the Transactions and the Business Combination Agreement. The definitive proxy statement will be mailed to IWAC’s shareholders as of a record date to be established in the future for voting on the Business Combination Agreement. The Registration Statement, including the definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Transactions (when they become available), and any other documents filed by IWAC with the SEC, may be obtained free of charge at the SEC's website (www.sec.gov) or by writing to: Integrated Wellness Acquisition Corp, 148 N Main Street, Florida, NY 10921, Attention: Mr. Suren Ajjarapu.

Participants in the Solicitation

IWAC, Btab and their respective directors, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from IWAC’s shareholders with respect to the Transactions. Investors and securityholders may obtain more detailed information regarding the names and interests in the Transactions of IWAC’s directors and officers in Pubco and IWAC’s filings with the SEC, including, when filed with the SEC, the preliminary proxy statement and the amendments thereto, the definitive proxy statement, and other documents filed with the SEC, and such information with respect to Btab’s directors and executive officers will also be included in the proxy statement.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Transactions between IWAC and Btab, including without limitation statements regarding the anticipated benefits of the Transactions, the anticipated timing of the Transactions, the implied enterprise value, future financial condition and performance of Btab and the combined company after the Closing and expected financial impacts of the Transactions, the satisfaction of closing conditions to the Transactions, the pre-money valuation of Btab (which is subject to certain inputs that may change prior to the Closing of the Transactions and is subject to adjustment after the Closing of the Transactions), the level of redemptions of IWAC’s public shareholders and the products and markets and expected future performance and market opportunities of Btab. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the proposed Transactions may not be completed in a timely manner or at all, which may adversely affect the price of IWAC’s securities; (ii) the risk that the proposed Transactions may not be completed by IWAC’s initial business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by IWAC; (iii) the failure to satisfy the conditions to the consummation of the Transactions, including the approval of the Business Combination Agreement by the shareholders of IWAC; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (v) the failure to achieve the minimum amount of cash available following any redemptions by IWAC’s shareholders; (vi) redemptions exceeding a maximum threshold or the failure to meet the New York Stock Exchange’s initial listing standards in connection with the consummation of the contemplated Transactions; (vii) the effect of the announcement or pendency of the Transactions on Btab’s business relationships, operating results, and business generally; (viii) risks that the proposed Transactions disrupts current plans and operations of Btab; (ix) the outcome of any legal proceedings that may be instituted against Btab or against IWAC related to the Business Combination Agreement or the proposed Transactions; (x) changes in the markets in which Btab competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (xi) changes in domestic and global general economic conditions; (xii) risk that Btab may not be able to execute its growth strategies; (xiii) risk that Btab may not be able to develop and maintain effective internal controls; (xiv) costs related to the Transactions and the failure to realize anticipated benefits of the Transactions or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions; (xv) the ability to recognize the anticipated benefits of the proposed Transactions and to achieve its commercialization and development plans, and identify and realize additional opportunities, which may be affected by, among other things, competition, the ability of Btab to grow and manage growth economically and hire and retain key employees; (xvi) Btab’s limited operating history, its limited financial resources, domestic or global economic conditions, activities of competitors, and the presence of new or additional competition, and conditions of equity markets; and (xvii) those factors discussed in IWAC’s filings with the SEC and that that will be contained in the proxy statement relating to the proposed Transactions.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the preliminary proxy statement and the amendments thereto, the definitive proxy statement, and other documents to be filed by IWAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while Btab and IWAC may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Neither of Btab or IWAC gives any assurance that Btab or IWAC, or the combined company, will achieve its expectations.

No Offer or Solicitation

This Current Report on Form 8-K will not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions. This Current Report on Form 8-K will also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description

2.1*	Amended and Restated Business Combination Agreement, dated as of August 26, 2024, by and among Integrated Wellness Acquisition Corp, IWAC Holding Company Inc., IWAC Purchaser Merger Sub II Inc., IWAC Company Merger Sub Inc., Btab Ecommerce Group, Inc. and Binson Lau (solely with respect to Section 2.1(a)(ii) thereof.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	The exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally to the SEC a copy of all omitted exhibits and schedules upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrated Wellness Acquisition Corp

By:	/s/ Suren Ajjarapu
Name: Suren Ajjarapu
Title: Chief Executive Officer

Dated: August 26, 2024